Drew Industries Incorporated

(NYSE: DW)

Exhibit 99.1









A Leading National Supplier of a Wide Variety of Components for RVs and Manufactured Homes

DREW INDUSTRIES INCORPORATED

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.

- Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation, and in our subsequent filings with the Securities and Exchange Commission.

- There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel-based components, and aluminum) and other components, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, availability and costs of labor, inventory levels of retail dealers and manufacturers, levels of repossessed manufactured homes and RVs, changes in zoning regulations for manufactured homes, sales declines in the industries to which we sell our products, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the successful integration of recent acquisitions, interest rates, oil and gasoline prices, and the outcome of litigation. In addition, international, national and regional economic conditions and consumer confidence affect the retail sale of products for which we sell our components.

SECTION I

Overview

Drew's Products – Components for RVs and Manufactured Homes

$681 Million of Net Sales for the12 Months Ended December 31, 2011



Bath Products:
$19 million
RV Furniture and Mattresses:
$67 million
RV Chassis, Slide-outs and Other Chassis Parts:
$316 million
MH Chassis and Chassis Parts:
$39 million
Specialty Trailers:
$5 million 1%
Other Products:
$6 million 1%
Axles and Suspension Products:
$45 million
3%
10%
44%
6%
7%
19%
9%
RV Segment Windows and Doors:
$126 million
MH Segment Windows and Doors:
$58 million

Drew's Segments – LTM 12/2011

Net Sales - $681 million



Segment Operating Profit - $58 million



Financial Performance



Net Sales and EBITDASO(1) (in millions)
RV Segment net sales
MH Segment net sales
EBITDASO
Net Sales
EBITDASO
$750
500
250
0
$100
75
50
25
0
$255
$108
$147
$325
$171
$154
$353
$220
$134
$531
$348
$183
$669
$448
$221
$729
$509
$220
$669
$492
$177
$511
$368
$143
$398
$313
$85
$573
$477
$96
$681
$571
$110
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

(1) *EBITDASO is operating profit plus depreciation, amortization, goodwill impairment and stock-based compensation (see page 39).*

SECTION II

Industries

RV Market

TOWABLE RVS (Approximately 90% of Drew's RV Segment net sales)



Travel trailer



Fifth-wheel travel trailer



Travel trailer with expandable ends



Sport utility RV "Toy Hauler"



Folding camping trailer



Truck camper

- 90% of industry 2010 unit sales
- 62% of 2010 wholesale dollar sales, or $4.3 billion
- Retail cost $4,000 to $100,000 per unit. Average about $25,000

MOTORHOMES (Approximately 3% of Drew's RV Segment net sales)



Type A Motorhome



Type B Motorhome



Type C Motorhome

- 10% of industry 2010 unit sales
- 38% of 2010 wholesale dollar sales, or $2.7 billion
- Retail cost $41,000 to $400,000+ per unit. Average about $136,000

How RVs Are Used



- More economical family vacations
  - Typical RV family vacation is 23 to 59 percent less expensive for a family of four



- Shift in U.S. culture toward more RV-related activities
  - College and NFL football games
  - NASCAR events
  - More active, shorter, "greener", & family oriented vacations

RVs - Industry Wholesale Shipments

Approximately 90% of Drew's RV Segment net sales are for Travel Trailers and 5th Wheel RVs



Industry Units
Drew's Net Sales
(Units in thousands, Sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheel
Drew RV Segment Sales
0
100
200
300
400
500
600
$0
$100
$200
$300
$400
$500
$600
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012 Proj. (1)
293
321
300
257
311
321
370
384
391
353
237
166
242
252
241
64
72
61
49
60
62
61
56
55
28
25
25
24
74
71
62
71
55
45
43
42
42
36
24
15
18
14
14
155
178
177
157
196
214
254
281
293
262
185
138
199
213
203
59
78
101
108
171
220
346
448
509
492
368
313
477
571

RV Share Held by TT & 5th Wheels	53%	55%	59%	61%	63%	67%	69%	73%	75%	74%	78%	83%	82%	85%	84%

(1) Projection for 2012 is the latest published by the RVIA (November 2011).

Recent RV Industry Trends


Units
Travel Trailers and 5th Wheel RVs, Drew's primary RV market
All data includes both US and Canada.
Wholesale
Retail
300,000
275,000
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
185,100
226,387
138,300
164,254
199,200
186,010
212,900
195,311 (1)
2008
2009
2010
2011
Dealer Inventory Change
(41,287)
(25,954)
13,190
17,589 (1)

(1) December 2011 retail statistics not yet published, therefore Management has included an estimate for December retail units.

Manufactured Housing (MH) Market

- Cost per sq. ft. is $41 for MH vs. $84 for site-built homes
- Average retail price of $63,100 for a 1,530 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety



- Studies have shown that MHs built since 1995 sustain no more damage in hurricanes than site-built homes
- Industry production increased 3% for the 12 months ended December 31, 2011

MH – Industry Production


Industry Units
(Units in thousands, Dollars in millions)
Drew's Net Sales
Multi-Sections
Single-Section
Drew's MH net sales
0
50
100
150
200
250
300
350
400
$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
$250
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
373
349
251
193
168
131
131
147
117
96
82
50
50
51
229
226
176
144
131
104
97
95
84
65
52
31
30
26
144
123
75
49
37
27
34
52
33
31
30
19
20
25
$196
$191
$152
$147
$154
$134
$185
$221
$220
$177
$142
$85
$96
$110

MH Share Held by Multi-Sections	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	61%	65%	70%	75%	78%	80%	74%	64%	72%	68%	63%	63%	59%	51%

There are no industry forecasts for the manufactured housing industry.

MH: Favorable Factors

INDUSTRY:

- Demand
  - Demand for quality, affordable housing is likely to increase
  - Baby boomers retiring in increasing numbers
  - Dealer and manufacturer inventory levels are reasonable
- Availability of financing is still an issue, as is the weak overall housing market

DREW:

- Drew remains profitable in MH Segment: 10.8% operating profit margin for the 12 months ended December 31, 2011
- Drew's overall MH Segment net sales are up 16% for the 12 months ended December 31, 2011
- Drew's content per manufactured home increased 14% to $1,569 for the twelve months ended December 31, 2011

SECTION III

Strategy

Business Strategy

- **Maximize profitability and return on assets through**
  - **Strategic acquisitions**
  - **New product introductions**
  - **Market share growth**
  - **Operational efficiencies**
  - **Diversification to related industries**
- **This strategy accomplished through**
  - Outstanding customer service
  - Motivating management through strong profit incentives
  - Low cost manufacturing:
    - Optimizing production efficiencies and implementing stringent cost controls
    - Facility consolidations and fixed cost reductions
  - Working capital management
  - R & D efforts
  - Disciplined and patient acquisition philosophy

Acquisition Criteria

- Drew is a **disciplined** and **patient** acquirer
- Gain market share or add products from other suppliers through acquisitions
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become an even more extensive supplier to our customers
- Consider acquisitions in similar markets, such as components for mid-size buses and trailers used to haul boats, horses, livestock, equipment and other cargo

New Product Introductions

2005 2006 2007 2008 2009 2010 2011

- **Acquire Zieman:** Adding specialty trailers
- **Acquire Trail Air:** Adding RV suspension products
- **Acquire Happijac:** Adding patented bed lifts for RVs
- **Acquire Coach Step:** Adding electric steps for motorhomes
- **Acquire Extreme Engineering:** Expanding specialty trailer product line
- Began production of entry doors for RVs
- **Acquire Seating Technology:** Adding furniture for RVs in Midwest market
- Began production of entry doors for MH
- **Acquire QuickBite™:** Adding a new innovative coupler
- **Acquire Schwintek:** Adding wall-slide mechanism and motorhome leveling devices
- **Acquire Level-up™:** Adding leveling system for fifth-wheel RVs
- **Acquire Sellers:** Adding chassis customization & suspension for motorhomes & transit buses
- Introduce RVLOCK remote locking product
- **Acquire Home-Style:** Expanding furniture for RVs in Northwest market
- **Acquire EA Technologies:** Expanding towable RV chassis and slide-out mechanisms
- **Acquire M-Tec:** Adding components for RVs and mobile office units
- **Acquire M&M Fabricators:** Expanding chassis customization operation
- **Acquire Starquest:** Adding windows for truck caps, horse trailers and buses

What Drew Has Done - Expanding Our Growth Potential

New Product	Est. Total Market
2008 – RV Entry Doors	$ 30 million
2008/2011 – RV Furniture and Mattresses	$ 200 million
2009 – Manufactured Housing ("MH") Entry Doors	$ 25 million
2009 – Focus on MH Replacement Windows	$ 20 million
2010 – Level-Up™ System for Fifth-Wheel RVs	$ 5 million
2010 – Wall Slides, Motorhome Leveling Components, and Pop-up Tent Camper Components	$ 30 million
2010/2011 – Chassis Components and Customization and Suspension Products for Motorhomes and Transit Buses and Remote Locking Product for Towable RVs	$ 25 million
2011 – Windows for Truck Caps, Horse Trailers and Buses	$ 60 million
2011 – Newly Developed Line of RV Awnings	$ 100 million
2011 – Cross Sell Existing Products to Boat, Livestock, Equipment, Utility and Cargo Trailer Markets	$ 300 million
2011 – Sales of Replacement Parts to the RV and MH Aftermarkets	$ 200 million
2011 – Aluminum Extrusions	Not quantifiable
Total Market	**$ 995 million**

2011 Acquisitions

($ in millions)	Purchase Price	Historical Sales	Description
Home-Style[1]	$ 7.3	$ 12	Upholstered furniture and mattresses for towable RVs in the Northwest market
M-Tec[1]	$ 6.0	$ 12	Components for RVs, mobile office units and manufactured homes
EA Technologies	$ 13.5	$ 42	Towable RV chassis and slide-out mechanisms
Starquest[1]	$ 22.6	$ 22	Windows for truck caps, horse trailers and certain types of buses
M&M[1]	$ 1.0	$ 3	Chassis modifciation for transit buses, specialized commercial vehicles, and Class A and Class C motorhome RVs
Total	$ 50.4	$ 91	

(1) Plus contingent consideration payable on future sales.

Content Per New Towable RV

- Approximately 90% of RV Segment net sales are for Travel Trailers and Fifth-Wheel RVs
- 100% market share in existing products would yield $4,500 to $5,000 per Towable RV
- Growth in RV "features" drives content increases



2001-2011 average content increase = $173 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,168
$2,398

RV Segment operating profit margin	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	8.7%	10.0%	11.6%	9.7%	9.6%	8.3%	12.2%	6.7%	5.0%	9.3%	8.0%

At industry production levels for the last 12 months ended December 2011, each $100 increase in content adds approximately $21 million in sales for Drew.

See Page 9 for Industry Information

RV Segment Net Sales by Type



2011- $571 Million
$11 million
2%
$32 million
6%
$17 million
3%
$511 million
89%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Other



2010 - $477 Million
$17 million
4%
$12 million
2%
$16 million
3%
$432 million
91%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Other

Content Per New Manufactured Home

- 100% market share in existing products would yield $3,600 to $4,000 per home
- Affordability of the homes constrains content growth


$663
$796
$871
$1,281
$1,330
$1,666
$1,450
$1,429
$1,333
$1,373
$1,569
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Sections per home	**1.77**	**1.81**	**1.83**	**1.78**	**1.68**	**1.76**	**1.71**	**1.65**	**1.65**	**1.61**	**1.52**
MH Segment operating profit margin	**10.4%**	**10.7%**	**10.5%**	**10.4%**	**10.3%**	**8.7%**	**8.1%**	**7.2%**	**3.8%**	**10.0%**	**10.8%**

See Page 12 for Industry Information

MH Segment Net Sales by Type



2011- $110 Million
$13 million
12%
$16 million
15%
$81 million
73%
OEM
Aftermarket
Other
2010 - $96 Million
$10 million
10%
$17 million
18%
$69 million
72%
OEM
Aftermarket
Other

Compensation Plans

Aggregate 2010 Compensation of Key Executives

By Component


33%
53%
14%
Performance-Based
Stock Options
Salary & Other

Cash vs. Equity


31%
69%
Cash
Cash

SECTION IV

Operating Results

Operating Results

Three Months Ended December 31,

($ in millions, except EPS)	2010	2011	Change
Net Sales	$ 106.2	$ 159.6	50%
Operating Profit	$ 4.6	$ 5.9	28%
% of Sales	4.3%	3.7%	
Net Income	$ 3.1	$ 4.1	31%
Diluted EPS	$ 0.14	$ 0.18	29%

Operating Results

Twelve Months Ended December 31,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2010	2011	Change
Net Sales	$ 572.8	$ 681.2	19%
Operating Profit	$ 45.4	$ 48.5	7%
% of Sales	7.9%	7.1%	
Net Income	$ 28.0	$ 30.1	7%
Diluted EPS	$ 1.26	$ 1.34	6%

Results By Segment

Three Months Ended December 31,

Financial Performance

($ in millions)	2010	2011	Change
Net Sales:			
RV Segment	$ 86.5	$ 131.0	51%
MH Segment	$ 19.7	$ 28.6	45%
Operating Profit:			
RV Segment[(1)]	$ 6.4	$ 5.3	-16%
MH Segment	$ 1.3	$ 3.0	124%
Operating Profit as a Percentage of Net Sales:			
RV Segment	7.4%	4.1%	
MH Segment	6.9%	10.5%	

(1) Operating results for the fourth quarter of 2011 were impacted by:

- *Higher material costs than in the fourth quarter of 2010;*
- *Higher production costs in one product line;*
- *Start-up costs related to acquisitions, the new extrusion operation, and other investments.*

Results By Segment

Twelve Months Ended December 31,

FINANCIAL PERFORMANCE

($ in millions)	2010	2011	Change
Net Sales:			
RV Segment	$ 477.2	$ 570.6	20%
MH Segment	$ 95.6	$ 110.5	16%
Operating Profit:			
RV Segment	$ 44.4	$ 45.7	3%
MH Segment	$ 9.6	$ 12.0	25%
Operating Profit as a Percentage of Net Sales:			
RV Segment	9.3%	8.0%	
MH Segment	10.0%	10.8%	

Net Sales Compared to Pre-Recession Levels

2007– 2011 *($ in millions)*	
2007	$ 668.6
Impact of industry-wide shipments:	
Travel Trailer and Fifth-Wheel RVs – 19% decline	(83.7)
Motorhomes – 55% decline	(14.3)
Manufactured Housing – 46% decline	(64.0)
Subtotal – Impact of Industry Declines	(162.0)
Drew's sales growth[(1)]	174.6
2011	$ 681.2

(1) Includes market share growth, new product introductions, acquisitions, as well as increased aftermarket sales and sales price increases.

Debt Position

FINANCIAL PERFORMANCE

($ in millions)	Debt	Cash and Investments	Net Cash/(Debt)	Cash Utilized for Acquisitions During the YTD Period
12/31/08	$ 9	$ 9	$ -	$ 29
12/31/09	$ -	$ 65	$ 65	$ 2
12/31/10	$ -	$ 44[1]	$ 44[1]	$ 22
12/31/11	$ -	$ 7	$ 7	$ 50

(1) On December 28, 2010, the Company paid a special dividend of $1.50 per share of the Company's Common Stock, or an aggregate of $33 million.

Balance Sheet

FINANCIAL PERFORMANCE

($ in millions)	12/31/08	12/31/09	12/31/10	12/31/11
Total Assets	$ 311	$ 288	$ 307	$ 351
Total Debt	$ 9	$ -	$ -	$ -
Cash & Investments	$ 9	$ 65	$ 44	$ 7
Stockholders' Equity	$ 259	$ 244	$ 243[3]	$ 277
RATIOS				
Days Sales in A/R[1]	15 days	14 days	13 days	17 days
Inventory Turns[2]	4.1 turns	4.8 turns	6.5 turns	6.2 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period.
(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.
(3) After cash dividend of $1.50 per share, or $33 million paid in December 2010.

Cash Flow

Significant use of cash items since December 31, 2007	
Acquisitions (12)	$103 million
Capital expenditures	$42 million
Debt reduction	$27 million
Special dividend	$33 million
Stock repurchases	$10 million
Total	**$ 215 million**

Financial Strength

FINANCIAL PERFORMANCE

	12/31/08	12/31/09	12/31/10	12/31/11
Return on Equity	6%[2]	2%[3]	11%	11%
Return on Assets	4%[2]	2%[3]	9%	9%
Total Debt to Equity	0.00	0.00	0.00	0.00
Total Debt to EBITDA[1]	0.20	0.00	0.00	0.00

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 39).
(2) Excludes a goodwill impairment charge of $5.5 million ($3.4 million after tax).
(3) Excludes a goodwill impairment charge of $45.0 million ($29.4 million after tax).

The Future

- Increasing RV content
- RV recovery from recession
- Demographic tailwind
- Expanding into adjacent industries
- Affordable housing recovery







Stock Price History

- Drew has 22 million shares outstanding and a market capitalization of approximately $600 million as of February 9, 2012



50
45
40
35
30
25
20
15
10
5
0
$3
$5
$8
$14
$18
$28
$26
$27
$44
$12
$6
$21
$23
$25
$27
2000
2001
2002
2003
2004
2005
2006
2007
10/5/07
2008
3/9/09
2009
2010
2011
2/9/12

(December 31, unless noted)

Analyst Coverage

Avondale Partners, LLC
Bret Jordan – (617) 314-0487

CJS Securities
Dan Moore – (914) 287-7600

Sidoti & Company, LLC
Scott Stember – (212) 453-7017

Thompson Research Group
Kathryn Thompson – (615) 891-6206

Thank you!

For more information contact:

Fredric M. Zinn
President and CEO
914-428-9098
fred@drewindustries.com

Joseph S. Giordano III
CFO & Treasurer
914-428-9098
joe@drewindustries.com

OR
VISIT OUR WEBSITE:
www.drewindustries.com

Reconciliation of Operating Profit to EBITDA and EBITDASO

($ in millions)`	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Operating Profit (Loss)	$ 20.3	$ 29.2	$ 34.3	$ 44.0	$ 57.7	$ 55.3	$ 66.0	$ 19.9	$ (35.6)	$ 45.2	$ 48.5
Depreciation & Amortization	$ 8.4	$ 7.3	$ 7.8	$ 9.3	$ 12.0	$ 15.7	$ 17.6	$ 17.1	$ 18.5	$ 17.1	$ 20.5
Goodwill Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 5.5	$ 45.0	$ -	$ -
EBITDA	$ 28.7	$ 36.5	$ 42.1	$ 53.3	$ 69.7	$ 71.0	$ 83.5	$ 42.5	$ 27.9	$ 62.5	$ 69.0
Stock-Based Compensation	$ -	$ 0.1	$ 0.4	$ 1.2	$ 1.5	$ 3.0	$ 2.5	$ 3.8	$ 3.6	$ 4.1	$ 5.6
EBITDASO	$ 28.7	$ 36.6	$ 42.5	$ 54.5	$ 71.2	$ 74.0	$ 86.0	$ 46.3	$ 31.5	$ 66.6	$ 74.6
Capital Expenditures	$ 8.2	$ 10.5	$ 5.1	$ 27.1	$ 26.1	$ 22.3	$ 8.8	$ 4.2	$ 3.1	$ 10.1	$ 24.3

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	12 Months Ended				
	2007	2008	2009	2010	2011
Net Sales:					
RV Segment	$ 491.8	$ 368.1	$ 312.5	$ 477.2	$ 570.6
MH Segment	176.8	142.4	85.3	95.6	110.5
Total Net Sales	$ 668.6	$ 510.5	$ 397.8	$ 572.8	$ 681.2
Operating Profit:					
RV Segment	$ 60.1	$ 24.6	$ 15.7	$ 44.4	$ 45.7
MH Segment	14.2	10.3	3.2	9.6	12.0
Total Segment Operating Profit	74.3	34.9	18.9	54.0	57.7
Corporate	(7.8)	(7.4)	(6.5)	(8.0)	(7.5)
Goodwill Impairment	-	(5.5)	(45.0)	-	-
Other Non-Segment Items	(0.5)	(2.1)	(2.9)	(0.6)	(1.7)
Total Operating Profit	$ 66.0	$ 19.9	$ (35.6)	$ 45.4	$ 48.5